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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 23, 2003



                                 FRIEDMAN'S INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                     0-22356                      58-20583
(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
      of incorporation)



                             171 CROSSROADS PARKWAY
                             SAVANNAH, GEORGIA 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

      On December 23, 2003, Friedman's Inc. issued a press release announcing that Sterling Brinkley has resigned his positions as an executive officer and as a member of Friedman's Board of Directors. The text of the press release, which is attached at Exhibit 99.1, is incorporated by reference into this Item.

EXHIBITS

      99.1  Press Release Dated December 23, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FRIEDMAN'S INC.
                                           (Registrant)



Date:  December 29, 2003                   By: /s/ Richard Cartoon
                                               -----------------------
                                               Richard Cartoon
                                               Chief Financial Officer